Exhibit No. 32.1
BTHC XIV, Inc.
File No. 0-52722
Form 10-Q
Quarter ended September 30, 2011

Certification Pursuant to 18 U.S.C. Section 1350, as Adopted
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of BTHC XIV, Inc. (the “Company”) on Form 10-Q for the period ended September 30, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Patrick D. Souter, Chief Executive and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 3, 2011	By: /s/ Patrick D. Souter
Patrick D. Souter
Chief Executive Officer
and Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to BTHC XIV, Inc. and will be retained by BTHC XIV, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.